                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Development Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for periods prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Development Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Consequently, the Fund's performance prior to that date would probably have been different if the current investment strategy had been in place. Since adopting its current objective, the cumulative return is -40.11%.

Average Annual Total Returns as of 7/31/04
Scudder Development Fund	1-Year	3-Year	5-Year	10-Year
Class S	2.80%	-7.68%	-8.94%	3.71%
Class AARP	2.80%	-7.68%	-8.94%	3.73%
Russell 3000 Growth Index+	8.69%	-4.49%	-6.59%	8.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 7/31/04	$ 17.28	$ 17.27
7/31/03	$ 16.81	$ 16.80

Class S Lipper Rankings - Multi-Cap Growth Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	406	of	448	91
3-Year	291	of	355	82
5-Year	185	of	212	87
10-Year	76	of	76	99

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Development Fund - Class S [] Russell 3000 Growth Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,280	$7,868	$6,260	$14,398
	Average annual total return	2.80%	-7.68%	-8.94%	3.71%
Class AARP	Growth of $10,000	$10,280	$7,868	$6,260	$14,416
	Average annual total return	2.80%	-7.68%	-8.94%	3.73%
Russell 3000 Growth Index+	Growth of $10,000	$10,869	$8,712	$7,112	$23,168
	Average annual total return	8.69%	-4.49%	-6.59%	8.77%

The growth of $10,000 is cumulative.

+ The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 898	$ 898
Expenses Paid per $1,000*	$ 6.44	$ 6.23
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,018	$ 1,018
Expenses Paid per $1,000*	$ 6.85	$ 6.62

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class AARP	Class S
Scudder Development Fund	1.36%	1.32%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Development Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Development Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp.

• Portfolio manager for US small- and mid-cap equity and senior small cap analyst for health care and technology.

• MS, American University, Kogod School of Business.

• Joined the fund in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Previously served as portfolio manager for ten years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

• Portfolio manager for US small- and mid-cap equity and senior small cap analyst for consumer discretionary, staples and capital goods sectors.

• Over 20 years of investment industry experience.

• MBA, University of Pennsylvania, Wharton School.

Audrey M.T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund through June 30, 2004.

• Joined Deutsche Asset Management in 1986 and the fund in 2002.

• Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

• Over 30 years of investment industry experience.

• BBA, Pace University Lubin School of Business.

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Development Fund's market environment, performance and strategy during the 12-month period ended July 31, 2004. Audrey M.T. Jones retired on June 30, 2004. Effective July 1, 2004, Mr. Dedio and Mr. Janis became co-lead portfolio managers of the fund.

Q: How did growth stocks perform during the annual period?

A: Growth stocks produced positive absolute returns but underperformed both value stocks and the broader market for the 12 months ended July 31, 2004. The growth style delivered the best results in the first half of the period, as is shown in the accompanying box. During this time, investors responded enthusiastically to the potent combination of stronger corporate growth, low interest rates and rapidly improving corporate earnings. At a time when market participants were actively seeking to take on risk in their portfolios, the most aggressive areas of the market - including smaller and lower-quality companies - generated the strongest returns. In addition, technology stocks (which make up a significant portion of the growth index) performed exceptionally well.

Index Total Returns[1]
	12 months	8/1/03 - 1/31/04	2/1/04 - 7/31/04
Russell 3000 Index	13.31%	16.05%	-2.36%
Russell 3000 Growth Index	8.69%	14.78%	-5.31%
Russell 3000 Value Index	18.04%	17.35%	0.58%

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. The Russell 3000 Growth Index, the fund's benchmark, contains the growth stocks in the Russell 3000 Index. The Russell 3000 Value Index contains the value stocks in the Russell 3000 Index. It is not possible to invest directly in an index.

During the second half of the reporting period, the backdrop for growth stocks became more challenging as investors reacted to a new set of risks facing the market. Specifically, concerns developed that economic growth was slowing both in the United States and worldwide, the Federal Reserve began to raise interest rates in order to combat inflation, crude oil rose above $44 a barrel, and geopolitical issues gained renewed attention from the markets. As the investment environment became increasingly unfavorable, investors' risk aversion increased markedly. This resulted in weakness among growth-oriented stocks, as reflected in the -5.31% return of the Russell 3000 Growth Index, the fund's benchmark, during the final six months of the fund's fiscal year. And in contrast to the first half of the period, lower-quality companies underperformed, as did riskier industry sectors such as technology and health care.

Q: How did the fund's performance compare with its benchmark?

A: For the 12 months ended July 31, the Class S shares of the fund produced a total return of 2.80%. Its Class AARP shares returned 2.80%.2 (Past performance is no guarantee of future results. Please see pages 3 through 4 for complete performance information.) In comparison, the average return of the 448 funds in Lipper's Multi-Cap Growth Funds category was 8.77%.3

2 The AARP class has slightly more individual accounts relative to total fund assets, so its costs are slightly higher while its returns are slightly lower.
3 Lipper's Multi-Cap Growth Funds category represents funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified multi-cap equity funds universe average.

We are disappointed in the fund's results, given that our primary goal is to improve the fund's long-term performance record versus both its benchmark and peer group. One of the most important reasons for its underperformance was the fact that we typically do not invest in the smallest, lowest-quality, micro-cap stocks that generated strong performance early in the period. However, the fund continued to underperform even after the market returned to larger, higher-quality and more fundamentally sound companies. The primary cause for this was inadequate individual stock selection, particularly within industrials, health care and technology. Since health care and technology make up substantial weightings within the benchmark, poor selection in these areas took a significant bite out of relative performance.

Q: What steps are you taking to improve performance?

A: Although the fund did not perform well on a relative basis during the past year, we are confident that our approach to investing will bear fruit over time. To review, we use intensive fundamental analysis to identify stocks that we believe will perform well over a 12-to-24-month period.4 We start by eliminating the stocks within the Russell 3000 Growth Index benchmark that do not meet our strict criteria regarding growth characteristics, earnings quality and valuation. Next, our large team of analysts conducts a rigorous examination of the stocks that survive the screen. Our goal is to find industry leaders and companies that are gaining market share.5 Although we focus on fast-growing companies, we are sensitive to valuations in the sense that we strive to avoid "overpaying" for growth. In addition, we set price targets at the time of purchase, and we will sell when these targets are achieved unless our research shows that the stock has further upside. Finally, we do consider the economic outlooks for sectors and industries, looking for those that may benefit from changes in the overall business environment.

4 "Fundamental analysis" is the analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are said to have "good fundamentals."
5 "Market share" refers to a company's sales in relation to the industry as a whole. For example, a company that has $250 million of sales in a $1 billion market is said to have a market share of 25%.

We believe this is a sound approach that ultimately will allow us to achieve our goal of improving the fund's long-term performance record. We will not chase market trends in an effort to boost short-term returns. Instead, we have chosen to add depth to our team of analysts to further upgrade our research capabilities. We expect that this commitment to our approach will pay off in the long run.

Q: What are some individual stocks that helped and hurt fund returns?

A: Looking first at the positive factors, performance was helped by the fund's overweight position in the energy sector.6 Stocks in this sector have outperformed as the rising price of oil and gas boosted earnings growth. A notable winner was BJ Services Co., a company that builds the infrastructure for rigs and pipelines. We believe the strong performance of the fund's holdings in the energy sector illustrates the value of looking for growth companies across all market sectors rather than investing solely in the traditional growth sectors such as health care and technology, as many growth funds tend to do.

6 "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index.

The fund's top individual performer was Harman International Industries, Inc., a stock we discussed in the semiannual report. Harman makes high-quality audio and infotainment systems, as well as larger systems that are used by stadiums and radio stations. It is also the leading manufacturer of the infotainment systems that are used in automobiles, a market that is growing rapidly. Harman has consistently beaten earnings estimates, and the company reported earnings per share of 63 cents in the March quarter. In addition, the company paid a cash dividend to its stockholders for the quarter ended March 31, 2004. The fund also generated strong gains from its positions in National Semiconductor Corp.*, the premier manufacturer of analog devices and subsystems, and Chico's FAS, Inc., a specialty retailer of women's fashions.

*No longer held as of 7/31/04.

Detractors included Alliance Gaming Corp. and LaBranche & Co., Inc. Alliance Gaming sells gaming machines as well as monitoring, accounting and security systems to casinos. The company disappointed investors by missing earnings estimates for the June quarter, citing lower income from its recurring revenue streams. Believing its fundamentals had deteriorated and lacking confidence in the company's ability to execute, we sold the position in June. This enabled us to avoid further damage, as the stock continued to decline through the end of the period. Meanwhile, LaBranche, one of the oldest and largest specialty firms providing clearing, brokerage and execution services, was hurt by the New York Stock Exchange (NYSE) specialist probe that began in October 2003. In addition, LaBranche announced that it was suspending dividend payments until its profitability returned to acceptable levels. Subsequently, the NYSE announced its intention to take disciplinary action against five of the major specialist firms, one of which was LaBranche. We initially waited to see if the company's picture would improve, but we finally decided to exit the security in May.

Q: Where are you finding the best opportunities?

A: The recent downturn in stock prices has provided us with the opportunity to consider a wealth of fundamentally sound companies that continue to exhibit strong sales and earnings growth, but whose valuations have come down significantly amid broader market weakness.7 The health care and technology sectors, in particular, are home to many such companies. We are also looking closely at all sectors for fundamentally sound, reasonably valued growth companies.

7 "Valuation" refers to the price investors pay for a stock. Investors generally look for inexpensive stocks (those with low valuations). For example, a company with $1 per share of earnings and a $20 share price is seen as being less expensive than a company with the same earnings and a $30 share price.

Overall, we believe that at a time when the markets are focused on the various risks to stock prices, investors will continue to gravitate toward stocks with the strongest fundamentals. Against this backdrop, we will maintain our focus on investing in what we believe to be the most attractive growth stocks in the market and will seek to take advantage of our capability to invest in companies of any size.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

Common Stocks	93%	97%
Cash Equivalents	7%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	7/31/04	7/31/03

Information Technology	30%	28%
Health Care	26%	23%
Consumer Discretionary	16%	11%
Financials	10%	12%
Materials	6%	1%
Energy	5%	4%
Consumer Staples	4%	7%
Telecommunication Services	2%	1%
Industrials	1%	13%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (23.2% of Portfolio)
1. Microsoft Corp. Developer of computer software	3.2%
2. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.9%
3. Rowan Companies, Inc. Contractor of drilling oil and gas wells	2.7%
4. Gilead Sciences, Inc. Developer of nucleotide Pharmaceuticals	2.4%
5. The First Marblehead Corp. Provider of services for private education lending	2.1%
6. Legg Mason, Inc. Provider of various financial services	2.1%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.0%
8. Cisco Systems, Inc. Developer of computer network products	2.0%
9. Cognos, Inc. Software manufacturer and distributor	1.9%
10. Constellation Brands, Inc. "A" Producer and distributor of alcoholic beverages	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 80.9%
Consumer Discretionary 13.0%
Auto Components 1.4%
Advance Auto Parts, Inc.*	97,400	3,615,488
Automobiles 1.7%
Thor Industries, Inc. (c)	137,000	4,289,470
Hotels Restaurants & Leisure 2.5%
MGM Mirage*	72,400	3,196,460
The Cheesecake Factory, Inc.* (c)	71,400	2,982,378
		6,178,838
Household Durables 2.9%
Harman International Industries, Inc.	83,200	7,132,736
Specialty Retail 3.1%
Aeropostale, Inc.* (c)	124,200	3,785,616
Chico's FAS, Inc.*	91,600	3,835,292
		7,620,908
Textiles, Apparel & Luxury Goods 1.4%
Columbia Sportswear Co.* (c)	65,700	3,597,075
Consumer Staples 3.1%
Beverages 1.9%
Constellation Brands, Inc. "A"* (c)	124,000	4,697,120
Food Products 1.2%
Dean Foods Co.*	86,300	3,191,374
Energy 4.0%
Energy Equipment & Services
BJ Services Co.*	64,400	3,198,104
Rowan Companies, Inc.*	274,600	6,705,732
		9,903,836
Financials 7.9%
Capital Markets 3.6%
Investors Financial Services Corp. (c)	84,600	3,864,528
Legg Mason, Inc.	66,100	5,191,494
		9,056,022
Consumer Finance 1.1%
Providian Financial Corp.*	203,300	2,813,672
Diversified Financial Services 3.2%
Citigroup, Inc.	58,400	2,574,856
The First Marblehead Corp.* (c)	126,100	5,291,156
		7,866,012
Health Care 21.3%
Biotechnology 5.0%
Amgen, Inc.*	59,500	3,384,360
Gilead Sciences, Inc.*	92,200	5,959,808
Martek Biosciences Corp.* (c)	65,900	3,118,388
		12,462,556
Health Care Equipment & Supplies 5.7%
Boston Scientific Corp.*	88,600	3,389,836
C.R. Bard, Inc.	39,400	2,174,880
Kinetic Concepts, Inc.*	93,200	4,186,544
Medtronic, Inc.	91,654	4,552,454
		14,303,714
Health Care Providers & Services 5.4%
Aetna, Inc.	31,900	2,737,020
Anthem, Inc.*	48,000	3,958,560
Community Health Systems, Inc.*	102,800	2,529,908
Triad Hospitals, Inc.*	123,900	4,220,034
		13,445,522
Pharmaceuticals 5.2%
Johnson & Johnson	68,100	3,763,887
Pfizer, Inc.	159,200	5,088,032
Teva Pharmaceutical Industries Ltd. (ADR) (c)	141,300	4,182,480
		13,034,399
Industrials 1.0%
Airlines
JetBlue Airways Corp.* (c)	106,900	2,545,289
Information Technology 24.4%
Communications Equipment 4.5%
Cisco Systems, Inc.*	239,200	4,989,712
Juniper Networks, Inc.*	157,614	3,618,817
QLogic Corp.* (c)	104,700	2,559,915
		11,168,444
Computers & Peripherals 3.1%
Dell, Inc.*	125,100	4,437,297
EMC Corp.*	293,300	3,217,501
		7,654,798
IT Consulting & Services 1.7%
Paychex, Inc.	142,000	4,360,820
Office Electronics 1.4%
Zebra Technologies Corp. "A"*	44,000	3,635,720
Semiconductors & Semiconductor Equipment 6.2%
Applied Micro Circuits Corp.*	922,000	3,319,200
Intersil Corp. "A"	188,100	3,455,397
Linear Technology Corp.	90,100	3,522,910
Microchip Technology, Inc.	100,250	2,904,242
Novellus Systems, Inc.*	89,300	2,411,101
		15,612,850
Software 7.5%
Cognos, Inc.*	141,300	4,758,984
Intuit, Inc.*	116,500	4,361,760
Microsoft Corp.	279,300	7,948,878
VERITAS Software Corp.*	84,200	1,604,852
		18,674,474
Materials 4.4%
Containers & Packaging 1.2%
Packaging Corp. of America	127,200	2,971,393
Metals & Mining 3.2%
Peabody Energy Corp.	82,800	4,651,704
United States Steel Corp.	90,200	3,440,228
		8,091,932
Telecommunication Services 1.8%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"* (c)	275,400	4,425,677
Total Common Stocks (Cost $183,518,996)		202,350,139

	Shares	Value ($)

Securities Lending Collateral 12.8%
Daily Assets Fund Institutional, 1.30% (d) (e) (Cost $31,921,589)	31,921,589	31,921,589

Cash Equivalents 6.4%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $15,967,212)	15,967,212	15,967,212
Total Investment Portfolio - 100.0% (Cost $231,407,797) (a)		250,238,940

* Non-income producing security.
(a) The cost for federal income tax purposes was $231,407,797. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $18,831,143. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,120,013 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,288,870.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2004 amounted to $31,352,821, which is 14.4% of total net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $183,518,996)	$ 202,350,139
Investment in Scudder Cash Management QP Trust (cost $15,967,212)	15,967,212
Investment in Daily Assets Fund Institutional (cost $31,921,589)	31,921,589
Total investments in securities, at value (cost $231,407,797)	250,238,940
Cash	10,000
Dividends receivable	56,485
Interest receivable	15,246
Receivable for Fund shares sold	91,241
Other receivables	171,071
Total assets	250,582,983
Liabilities
Payable for Fund shares redeemed	468,812
Payable upon return of securities loaned	31,921,589
Accrued management fee	163,886
Other accrued expenses and payables	358,086
Total liabilities	32,912,373
Net assets, at value	$ 217,670,610
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	18,831,143
Other receivables	(1,433,606)
Accumulated net realized gain (loss)	(187,773,076)
Paid-in capital	388,046,149
Net assets, at value	$ 217,670,610
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($1,878,386 / 108,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.28
Class S Net Asset Value, offering and redemption price per share ($215,792,224 / 12,492,701 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Dividends (net of foreign taxes withheld of $7,484)	$ 774,969
Securities lending income	15,051
Interest - Scudder Cash Management QP Trust	72,857
Total Income	862,877
Expenses: Management fee	2,128,351
Administrative fee	771,891
Services to shareholders	300,608
Custodian and accounting fees	26,745
Auditing	21,228
Legal	5,002
Reports to shareholders	18,666
Registration fees	10,004
Trustees' fees and expenses	6,750
Other	4,781
Total expenses, before expense reductions	3,294,026
Expense reductions	(926)
Total expenses, after expense reductions	3,293,100
Net investment income (loss)	(2,430,223)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	23,404,134
Net unrealized appreciation (depreciation) during the period on: Investments	(11,902,855)
Other receivables	(279,114)
(12,181,969)
Net gain (loss) on investment transactions	11,222,165
Net increase (decrease) in net assets resulting from operations	$ 8,791,942

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ (2,430,223)	$ (1,824,025)
Net realized gain (loss) on investment transactions	23,404,134	(150,049,304)
Net unrealized appreciation (depreciation) on investment transactions during the period	(12,181,969)	192,729,351
Net increase (decrease) in net assets resulting from operations	8,791,942	40,856,022
Fund share transactions: Proceeds from shares sold	42,371,807	28,912,273
Cost of shares redeemed	(73,188,055)	(50,966,645)
Net increase (decrease) in net assets from Fund share transactions	(30,816,248)	(22,054,372)
Increase (decrease) in net assets	(22,024,306)	18,801,650
Net assets at beginning of period	239,694,916	220,893,266
Net assets at end of period	$ 217,670,610	$ 239,694,916

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.81	$ 13.95	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.12)	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.65	2.98	(7.98)	(17.74)
Total from investment operations	.47	2.86	(8.12)	(17.86)
Less distributions from: Net realized gains on investment transactions	-	-	(1.28)	(5.85)
Total distributions	-	-	(1.28)	(5.85)
Net asset value, end of period	$ 17.28	$ 16.81	$ 13.95	$ 23.35
Total Return (%)	2.80	20.50	(36.52)	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.7		1
Ratio of expenses (%)	1.34	1.30	1.30	1.27*
Ratio of net investment income (loss) (%)	(.99)	(.84)	(.75)	(.43)*
Portfolio turnover rate (%)	80	111	44	61
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class S
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.80	$ 13.94	$ 23.35	$ 44.92	$ 40.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.12)	(.14)	(.17)	(.42)
Net realized and unrealized gain (loss) on investment transactions	.65	2.98	(7.99)	(15.55)	11.58
Total from investment operations	.47	2.86	(8.13)	(15.72)	11.16
Less distributions from: Net realized gains on investment transactions	-	-	(1.28)	(5.85)	(6.50)
Total distributions	-	-	(1.28)	(5.85)	(6.50)
Net asset value, end of period	$ 17.27	$ 16.80	$ 13.94	$ 23.35	$ 44.92
Total Return (%)	2.80	20.52	(36.57)	(38.43)	29.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	239	220	445	827
Ratio of expenses before expense reductions (%)	1.32	1.30	1.30	1.29	1.41[b]
Ratio of expenses after expense reductions (%)	1.32	1.30	1.30	1.29	1.40[b]
Ratio of net investment income (loss) (%)	(.97)	(.84)	(.75)	(.48)	(.95)
Portfolio turnover rate (%)	80	111	44	61	100
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.40% and 1.39%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $187,773,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($31,013,000), July 31, 2011 ($59,973,000) and July 31, 2012 ($96,787,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (187,773,000)
Unrealized appreciation (depreciation) on investments	$ 18,831,143

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At July 31, 2004, other receivables of $171,071 (.08% of net assets) with a cost of $1,604,677 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $192,967,921 and $234,853,796, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $899 for service provider expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of the average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.48%, for Class AARP and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee counsel fees and organizational and offering expenses).

For the period August 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class AARP	$ 5,467
Class S	766,424
$ 771,891

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SSC aggregated $258,274, of which all was unpaid at July 31, 2004.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $21,350, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2004, the custodian fees were reduced by $27 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	107,757	$ 1,995,788	74,982	$ 1,125,159
Class S	2,210,716	40,376,019	1,913,625	27,787,114
		$ 42,371,807		$ 28,912,273
Shares redeemed
Class AARP	(65,037)	$ (1,185,347)	(62,013)	$ (886,050)
Class S	(3,915,943)	(72,002,708)	(3,503,967)	(50,080,595)
		$ (73,188,055)		$ (50,966,645)
Net increase (decrease)
Class AARP	42,720	$ 810,441	12,969	$ 239,109
Class S	(1,705,227)	(31,626,689)	(1,590,342)	(22,293,481)
		$ (30,816,248)		$ (22,054,372)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Development Fund (the "Fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

September 27, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[2] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[2] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 Address: 345 Park Avenue, New York, New York
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SDVLX	SCDVX
Fund Number	167	067

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Scudder Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER DEVELOPMENT FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004                 $56,500             $185        $6,900             $0
--------------------------------------------------------------------------------
2003                 $48,400            $1,205       $6,700             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                   $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004               $6,900              $0              $1,584,295     $1,591,195
--------------------------------------------------------------------------------
2003               $6,700           $55,500            $5,960,377     $6,022,577
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Development Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Development Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004